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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement

Air T Completes Regional Express Holdings Limited Acquisition and Related Financings
On December 17, 2025, Air T, Inc. (the “Company”) completed the acquisition of all the outstanding capital stock of Regional Express Holdings Limited (“Rex Express”), a leading Australian regional airline, in consideration for $1.00 and the assumption of Rex Express’s liabilities which were approximately A$108,000,000 on the date of closing. On December 15, 2025, the Company and its wholly-owned subsidiary Air T Acquisition 25.1, LLC, a Minnesota limited liability company (“Acquisition 25.1”) completed a US$40,000,000 financing, which funds were used in part to help finance Rex Express. The acquisition was completed by the Company, Acquisition 25.1 and Air T Rex Acquisition, Inc., a Delaware corporation (“Rex Acquisition”), a wholly-owned subsidiary of Acquisition 25.1. Rex Express is the parent entity for seven (7) operating entities: Rex Investment Holdings Pty Ltd, Regional Express Pty Ltd., Air Partners Pty Ltd., AAPA Victoria Pty Ltd, Australian Airline Pilot Academy Pty Ltd, Rex Flyer Pty Ltd., and Australian Aero Propeller Maintenance Pty Ltd. (collectively herein, the “Rex Companies”).

Investor Financing
On December 15, 2025, the Company and Acquisition 25.1, entered into a Note Purchase Agreement (the “Agreement”) with Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Fund (together the “Investors”). Pursuant to the Agreement, Acquisition 25.1 issued to the Investors a 11.5% Senior Secured Note due December 15, 2031 in the aggregate principal amount of US$40,000,000 (the “Investor Note”). The loan proceeds were made immediately available to Acquisition 25.1’s wholly-owned subsidiary Air T Lending 25.1, LLC, a Minnesota limited liability company (“Lending 25.1”) and used to provide financing to Rex Express pursuant to the Syndicated Loan Note Subscription Agreement – Project Mustang dated December 17, 2025 between and among Lending 25.1, Regional Express and additional parties (the “New Cap Note Facility”). The New Cap Note Facility provides a A$50,000,000 line of credit, matures five years from the date of closing, and bears interest at 12.0% per annum. Interest on the New Cap Note Facility must be paid equally between cash and capitalization (i.e., paid-in-kind through the issuance of additional debt), during the initial period, as defined in the Intercreditor Deed (i.e., the period commencing on December 17, 2025 and ending on the earlier of the date the applicable availability period in the New Facility Agreement (as defined below) has ended and the facilities under such loan agreement are fully drawn). The New Facility Agreement provides for differing availability periods: (i) a three-year availability period for the $A40,000,000 facility for engine care and maintenance; and (ii) a two-year availability period for the $A20,000,000 business operations facility. Interest under the New Cap Note Facility is first payable on December 31, 2025, and such interest is payable quarterly thereafter. The New Cap Note Facility further permits the Rex Companies to incur other unsecured financial indebtedness up to an aggregate limit of A$10,000,000.

Interest on the Investor Note accrues commencing on April 10, 2026 at the rate of 11.5% per annum on the basis of a 30/360-day year (and actual days elapsed), commences on April 10, 2026, and is payable quarterly in arrears. The Investor Note matures on December 15, 2031 and may not be prepaid, in whole or in part, prior to June 15, 2027 unless the prepayment premium specified therein has been paid. The Investor Note is secured by a pledge of all equity interests of Acquisition 25.1 and is guaranteed by the Company, which guarantee generally covers twenty-five percent (25%) of principal and interest due under the Investor Note and related documents. The Agreement includes customary covenants and events of default and restricts, among other things, change of control transactions, dividends and other restricted payments by Acquisition 25.1. The Investors are entitled to appoint two directors to the board of directors of Rex Express as described below.

In connection with the Investor Note, the Company, Acquisition 25.1, Rex Acquisition and the Investors entered into a Contingent Payment Agreement that provides the Investors with the right to receive up to A$8,000,000 of contingent payments after the Investor Note has been repaid in full, based on the gross revenues of Rex Acquisition and its direct and indirect subsidiaries on a consolidated basis.

Rex Express Acquisition
On December 17, 2025, the Company, through its indirect wholly-owned subsidiary Rex Acquisition, acquired all the outstanding capital stock of Rex Express for a purchase price of $1.00 plus the assumption of liabilities which, at the time of acquisition, was approximately A$108,000,000. In connection with the acquisition, the parties entered into the Creditors’ Trust Deed.

On December 17, 2025, the Company and certain of its subsidiaries, Rex Express and the Rex Companies, the Commonwealth of Australia, as represented by the Department of Infrastructure, Transport, Regional Development, Communications, Sport and the Arts (the “Commonwealth”), 25.1 Lending (or an affiliate thereof), and P.T. Limited, as trustee (the “Air T Security Trustee”), entered into an Intercreditor Deed – Regional Express Airlines (the “Intercreditor Deed”). The Intercreditor Deed establishes the relative priority of security interests and the application of proceeds among the Commonwealth and certain Company subsidiaries as the parties providing financing. The Intercreditor Deed also provides for an Excess Cash Flow sweep following the cash sweep commencement date (which date is defined therein). Under the Intercreditor Deed:

•the Commonwealth’s security interest ranks first over specified aircraft and simulator assets, with the Company’s security interest ranking first over other collateral, in each case to the specified priority caps;
•the “Air T Priority Amount,” the amount the Company has first priority to on the event of liquidation, is A$50,000,000 (plus interest and costs);
•notwithstanding the asset-specific security priorities described above, upon any enforcement action or liquidation event, proceeds from collateral will generally be distributed pari passu among the Commonwealth and the Company based on a weighted formula (crediting 100% of the Company and Commonwealth New Facility debts and 66.67% of the Commonwealth Perpetual Facility debt);
•Excess Cash Flow is required to be applied periodically (commencing 18 months after the closing date) to the Commonwealth and the Company in specified proportions (i.e., generally 70% to the Commonwealth and 30% to the Company so long as the Commonwealth’s legacy debt balance remains above 50% of its opening balance, and 50%/50% thereafter); and
•if a principal non‑payment on the Company’s notes occurs and continues for at least 30 days, the Commonwealth has a step‑in right to acquire all equity in the Rex Companies for A$1.00 and, during a 90‑day period thereafter, an option to purchase all Air T new capital notes at a price equal to 75% of the aggregate of the then‑outstanding principal plus accrued but unpaid interest, in each case on the terms set forth in the Intercreditor Deed.

Also on December 17, 2025, the Rex Companies and the Commonwealth entered into (i) an amendment and restatement of the Commonwealth Facility Agreement originally dated November 11, 2024 (the “Perpetual Facility Agreement”), and (ii) a new facility agreement (the “New Facility Agreement” and, together with the Perpetual Facility Agreement, the “Commonwealth Facilities”). The Perpetual Facility Agreement does not bear interest, provided that if the Rex Companies fail to maintain compliance with certain ‘Rex Regional Commitments’ (and a resulting event of default date occurs), interest shall accrue on the outstanding principal at a rate of 2.00% per annum during the period of such non-compliance. The New Facility Agreement bears interest at 12.0% per annum (which rate shall increase by 2.00% per annum if the Rex Companies fail to maintain compliance with certain “Rex Regional Commitments” regarding flight service levels and route profitability). The interest rate applicable to the New Facility is subject to adjustment from time to time in accordance with the Intercreditor Deed to match the interest rate applicable to the New Cap Note Facility.

The Commonwealth Facilities are secured by general security deeds and certain real property and aircraft‑related security and, among other things:

•include a financial covenant requiring the Rex Companies to maintain a minimum cash balance of A$5,000,000 at all times until the New Cap Note Facility is fully drawn;
•require application of Excess Cash Flow as mandatory prepayments pursuant to the Intercreditor Deed;
•under the New Facility Agreement, provide for advances for approved purposes (including engine care and operations), with a stated Operations Facility limit of A$20,000,000 and an Engine Facility limit of A$40,000,000, a repayment date seven years from the “Restructure Effective Date,” and mandatory prepayments from asset sale proceeds, insurance proceeds not applied to repair or replacement, and Excess Cash Flow;
•restrict the sale or disposal of assets outside the ordinary course of business, subject to a basket for disposals where the market value or consideration does not exceed A$1,000,000 in any financial year; and
•under the Perpetual Facility Agreement, provide for an initial term of 30 years, and permit extension of the termination date by up to an additional 20 years (in two 10‑year increments) subject to specified conditions and require mandatory prepayments from Excess Cash Flow in accordance with the Intercreditor Deed.

As part of the overall financing, the Commonwealth will remain a secured creditor of the Rex Companies with an aggregate outstanding principal balance of approximately A$108,000,000 under the Perpetual Facility Agreement as of closing. In addition, as stated above, the Company has made available to the Rex Companies, through Lending 25.1, a credit facility to support operations in an aggregate amount of up to A$50,000,000, funded with proceeds of the Investor Note.

Acquisition 25.1 Warrant Issuances
On December 17, 2025, Acquisition 25.1 sold for nominal consideration ten year warrants to purchase an aggregate of 19% of the equity interests of Acquisition 25.1 to Messrs. D. Philp, N. Swenson and J. Golbus. The warrants do not vest until certain conditions are met, are exercisable for a period of ten years from the date of vesting and have an exercise price of $393,750, each for an ownership interest of 5.25% (for Messrs. Philp and Golbus) and $637,500 for an ownership interest of 8.5% (for Mr. Swenson). The warrant holders have agreed to guarantee their pro rata portion of the Investor Note in the event the first-loss guarantee is drawn upon. If a warrant holder departs the Company or a subsidiary voluntarily, the Company may repurchase the warrant from the holder for the greater of $2 million or the fair market value of the warrant. The warrant holders will share in any excess cash flow on an as exercised basis if the Investors or any future debt holder of Acquisition 25.1 does not have a claim on the cash flow. Furthermore, if there is a deficit due to a differential between the cash interest received from Rex Express as compared to the cash interest required for the Investor Note, then the warrant holders will be required to fund their pro rata amount of the losses up to a total of A$500,000.

The foregoing summaries of the Agreement, the Investor Note, the related pledge and guaranty, the Contingent Payment Agreement, the Intercreditor Deed, the Perpetual Facility Agreement, the New Facility Agreement, the New Cap Note and related security documents and the Warrants and related Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as exhibits to this Current Report on Form 8 K and incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 17, 2025, the Company, through Rex Acquisition, completed the acquisition of all of the outstanding capital stock of Regional Express Holdings Limited (“Rex Express”) for cash consideration of $1.00 and the assumption of Rex Express’s liabilities. The Rex Express corporate group includes the Rex Companies. The acquisition was approved by order of the Federal Court of Australia, New South Wales Registry, dated December 11, 2025. The financing arrangements described under Item 1.01 of this Current Report on Form 8‑K were entered into in connection with the acquisition and the ongoing operations and restructuring of the Rex Express business in Australia. The total amount paid by the Air T parties for the equity of Rex was $1.00 and assumption of approximately A$108,000,000 in liabilities.

The description of the acquisition in this Item 2.01 is qualified in its entirety by reference to the information contained in Items 1.01 of this Current Report on Form 8-K and the agreements filed as exhibits to this Current Report on Form 8‑K, which are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

a.Financial Statements of Businesses or Funds Acquired
The required financial statements of the Rex Companies will be filed by amendment to this Current Report on Form 8-K not later than March 2, 2026 (which is 75 calendar days after the date that the Rex Express acquisition was completed – December 17, 2025).

b.Pro Forma Financial Statements
The require pro forma financial statements will be filed by amendment to this Current Report on Form 8-K not later than March 2, 2026 (which is 75 calendar days after the date that the Rex Express acquisition was completed – December 17, 2025).

c.Not applicable

d.Exhibits

99.1	Press Release issued by Air T, Inc. dated December 17, 2025 announcing the closing of the Rex Express acquisition.
10.1	Form of Note Purchase Agreement among Air T Acquisition 25.1, LLC, Air T, Inc. and Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Fund dated December 15, 2025.
10.2	Form of Senior Secured Note of Air T Acquisition 25.1, LLC to Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Fund dated December 15, 2025.
10.3	Form of Pledge Agreement of Air T, Inc., in favor of Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Fund dated December 15, 2025.
10.4	Form of Parent Guaranty of Air T, Inc. dated December 15, 2025.
10.5
Form of Contingent Payment Agreement by and among Air T, Inc., Air T Acquisition 25.1, LLC, Air T Rex Acquisition, Inc. and Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Fund dated December 15, 2025.

10.6
Order dated December 11, 2025 of the Federal Court of Australia, New South Wales Registry, Division: General – In the Matter of: The Joint and Several Deed Administrators of each of the Regional Express Holdings Ltd (Subject to Deed of Company Arrangement) (ACN 099 547 270) and others named in the schedule, approving the Rex Express Acquisition.

10.7	Form of Rex Group Creditors’ Trust Deed dated December 17, 2025.
10.8*
Form of Intercreditor Deed – Regional Express Airlines between and among the Commonwealth of Australia, Air T Lending 25.1, LLC, the Air T Security Trustee and Regional Express Holdings Limited, Rex Investment Holdings Pty Ltd, Regional Express Pty Ltd., Air Partners Pty Ltd., AAPA Victoria Pty Ltd., Australian Airline Pilot Academy Pty Ltd, Rex Flyer Pty Ltd., and Australian Aero Propeller Maintenance Pty Ltd. dated December 17, 2025.

10.9	Form of Commonwealth Facility Agreement originally dated November 11, 2024, as further amended and restated.
10.10	Form of Commonwealth Facility Agreement dated December 17, 2025.
10.11	Form of General Security Deed dated December 17, 2025.
10.12
Form of New Facility Agreement between and among the Commonwealth of Australia and Regional Express Holdings Limited, Rex Investment Holdings Pty Ltd, Regional Express Pty Ltd., Air Partners Pty Ltd., Rex Flyer Pty Ltd., Australian Aero Propeller Maintenance Pty Ltd., Australian Airline Pilot Academy Pty Ltd., and AAPA Victoria Pty Ltd. dated December 17, 2025.

10.13	Form of New Cap Note Facility dated December 17, 2025.
10.14	Form of Air T Acquisition 25.1, LLC Securities Purchase Agreement with Messrs. D. Philp, N. Swenson and J. Golbus dated December 17, 2025.
10.15	Form of Air T Acquisition 25.1, LLC Warrant Agreement issued to Messrs. D. Philp, N. Swenson and J. Golbus dated December 17, 2025.

* Portions of the transaction exhibit have been omitted for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2025

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer